UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200 San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Effective on August 17, 2020 (the “Effective Date”), the Board of Directors (the “Board”) of Fate Therapeutics, Inc. (the “Company”) appointed Edward J. Dulac III as the Company’s Chief Financial Officer.

Prior to joining the Company, Mr. Dulac, age 45, was Vice President of Business Development & Strategy from 2017 to 2020, and held roles of increasing responsibility in business development, portfolio development strategy and commercial planning since 2012, at Celgene Corporation, a biotechnology company acquired by Bristol-Myers Squibb in 2019. From 2007 to 2012, Mr. Dulac was a biopharmaceutical equity research analyst at Barclays Capital and Lehman Brothers, prior to which he worked in corporate finance at Pfizer Inc. Mr. Dulac received a B.S. in Pharmacy from the University of Pittsburgh and an M.B.A. from the Kelley School of Business at Indiana University.

In connection with Mr. Dulac’s appointment as the Company’s Chief Financial Officer, the Company entered into an at-will employment offer letter with Mr. Dulac, dated May 20, 2020 (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Dulac is entitled to receive:

•	An annual base salary of $390,000, and is eligible to receive an annual performance bonus with a target bonus amount equal to 40% of his annual base salary;
•

An option to purchase 160,000 shares of the Company’s common stock (the “Option”) under the Company’s Inducement Equity Plan (the “Plan”), with 25% of the shares of common stock underlying the Option vesting on the first anniversary of the Effective Date, and the balance vesting in equal monthly installments over the next 36 months, subject to Mr. Dulac’s continued service to the Company through each vesting date;

•

An award of restricted stock units for 40,000 shares of the Company’s common stock (the “RSUs”) under the Company’s Plan, with 25% of the shares of common stock underlying the RSUs vesting on the first anniversary of the Effective Date, and the balance vesting in equal annual installments over the next three years, subject to Mr. Dulac’s continued service to the Company through each vesting date;

•	Additional consideration of $100,000 as a signing bonus, $80,000 as relocation assistance, and $8,000 per month as a housing allowance for nine months; and
•	Benefits under the Company’s Executive Severance and Change in Control Policy, employee health benefits program, 401(k) plan, bonus plan and vacation plan, subject to the terms of those plans.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the complete Offer Letter, which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Except as described above, there are no understandings or arrangements between Mr. Dulac and any other person pursuant to which he was appointed as Chief Financial Officer of the Company, and Mr. Dulac has no material interest in any transaction or proposed transaction in which the Company is or is to be a party. Mr. Dulac has no family relationship with any director or executive officer of the Company.

(b)

On the Effective Date, the Board also appointed Mr. Dulac as the Company’s principal financial officer and principal accounting officer, replacing J. Scott Wolchko in these positions. Mr. Wolchko continues to serve as a Director and the Company’s President and Chief Executive Officer, and principal executive officer.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2020, the Board adopted an amendment (the “Bylaw Amendment”) to the Company’s Amended and Restated Bylaws, adding a new Section 11 to Article VI thereof designating the United States District Court for the Southern District of California as the exclusive forum for any litigation arising under the Securities Act of 1933, as amended. The Board approved the Bylaw Amendment to reduce any potential expenses that the Company may incur in connection with any potential actions asserting a claim under the Securities Act of 1933, as amended, if required to defend them in multiple jurisdictions and/or in parallel proceedings in federal and state courts simultaneously.

In addition, the Bylaw Amendment replicates existing provisions from the Company’s Amended and Restated Certificate of Incorporation, which provide that the Court of Chancery of the State of Delaware shall be the exclusive forum for any state law claims for (i) derivative actions brought on behalf of the Company, (ii) actions asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or its stockholders, (iii) claims arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws, and (iv) claims against the Company governed by the internal affairs doctrine.

The foregoing summary and description of the provisions of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 19, 2020, the Company issued a press release announcing Mr. Dulac’s appointment as Chief Financial Officer of the Company. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws
10.1	Offer Letter between the Company and Edward J. Dulac III, dated as of May 20, 2020
99.1	Press Release issued by Fate Therapeutics, Inc. on August 19, 2020, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2020

FATE THERAPEUTICS, INC.

By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer